UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2010

CYBRA Corporation
(Exact Name of Registrant as Specified in Its Charter)

New York	000-52624	13-3303290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Executive Blvd., Yonkers, New York	10701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 963-6600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Debenture Amendment and Exchange Agreements

On June 8, 2010, we entered into Debenture Amendment and Exchange Agreements with two holders of our 8% Convertible Debentures due April 10, 2009 (the “Debentures”) having an aggregate principal amount of $640,000 (the “Option A Holders”), and ten holders of our Debentures having an aggregate principal amount of $805,000 (the “Option B Holders”, and together with the Option A Holders, the “Holders”).  Pursuant to the Debenture Amendment and Exchange Agreements, the Holders have agreed to exchange their Debentures for an amended and restated Debenture.  In addition, the Holders have agreed to: (A) waive all prior claims for interest on the Debentures in exchange for a number of shares of our common stock, $.001 par value per share (the “Common Stock”), equal to such Holder’s outstanding interest on the Debenture through April 10, 2009 divided by $0.50, and (B) waive all past late payments and penalties owed to such Holder under the original Debenture.

Concurrently with the execution of the Debenture Amendment and Exchange Agreements, we issued Amended and Restated 8% Convertible Debentures Due April 10, 2011, in favor of the Holders (the “Amended Debentures”), the terms of which are described in Item 3.02 of this Form 8-K.

In addition, in exchange for the outstanding Class B Stock Purchase Warrants issued in connection with the Debentures, the Holders received new Class B Stock Purchase Warrants, the terms of which are described in Item 3.02 of this Form 8-K.

The preceding discussion is qualified in its entirety by, and is subject to, the full text of (A) the Debenture Amendment and Exchange Agreements entered into with the Option A Holders and the Option B Holders, the forms of which are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, (B) the Amended Debenture, the form of which is attached to this Form 8-K as Exhibit 4.1 and is incorporated herein by reference, and (C) the new Class B Stock Purchase Warrants issued to the Option A Holders and the Option B Holders, the forms of which are attached to this Form 8-K as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.

Securities Exchange Agreements

On June 8, 2010, we entered into Securities Exchange Agreements with 16 holders of our Debentures having an aggregate principal amount of $1,045,000 (the “Option C Holders”) to exchange their Debentures for shares of Series A 10% Convertible Preferred Stock (the “Series A Preferred Stock”).  Under the terms of the Securities Exchange Agreements, the Option C Holders will receive in exchange for their Debentures the following:

•	Shares of Series A Preferred Stock having a total liquidation preference equal to the principal amount of the Debentures delivered in exchange; and

•	Shares of Common Stock equal to the accrued and unpaid interest on the Debentures through April 10, 2009, divided by $0.50.

In addition, in exchange for the outstanding Class B Stock Purchase Warrants issued in connection with the Debentures, the Option C Holders will receive new Class B Stock Purchase Warrants, the terms of which are described in Item 3.02 of this Form 8-K.

Completion of the transactions contemplated by the Securities Exchange Agreements is subject to approval by our shareholders of an amendment of our Certificate of Incorporation to authorize us to issue up to 10 million shares of preferred stock in one or more series or classes having such designations, relative rights, preferences, and limitations as may be designated by the Board of Directors, and subsequent authorization of the Series A Preferred Stock by our Board of Directors.

The preceding discussion is qualified in its entirety by, and is subject to, the full text of (A) the Securities Exchange Agreement, the form of which is attached to this Form 8-K as Exhibit 10.3 and is incorporated herein by reference, (B) the Waiver and Confirmation entered into by the Option C Holders, the form of which is attached to this Form 8-K as Exhibit 10.4 and is incorporated herein by reference, and (C) the new Class B Stock Purchase Warrants issued to the Option C Holders, the form of which is attached to this Form 8-K as Exhibit 4.4 and is incorporated herein by reference.

Item 3.02.   Unregistered Sales of Equity Securities.

Amended Debentures

On June 8, 2010, in connection with the transactions described in Item 1.01 of this Form 8-K, we issued the Amended Debentures to the Holders.  The Amended Debentures (A) extend the maturity date of the Debentures from April 10, 2009 to April 10, 2011, (B) remove the mandatory redemption and conversion provisions contained in the Debentures, and (C) allow us to pay interest owed under the Amended Debenture in cash or with shares of Common Stock at the rate of $0.50 per share of Common Stock.

We relied on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of the Amended Debentures.  The foregoing description of the Amended Debentures is qualified in its entirety by reference to the Amended Debentures, the form of which is attached as Exhibit 4.1 to this Form 8-K.

Warrants

On June 8, 2010, in connection with the transactions described in Item 1.01 of this Form 8-K, we issued (A) new Class B Stock Purchase Warrants to the Option A Holders to purchase an aggregate of 1,560,000 shares of our Common Stock at an exercise price of $1.15 per share, in exchange for outstanding Class B Stock Purchase Warrants to purchase an aggregate of 1,300,000 shares of our Common Stock at an exercise price of $1.75 per share, (B) new Class B Stock Purchase Warrants to the Option B Holders to purchase an aggregate of 1,803,200 shares of our Common Stock at an exercise price of $1.30 per share, in exchange for outstanding Class B Stock Purchase Warrants to purchase an aggregate of 1,610,000 shares of our Common Stock at an exercise price of $1.75 per share, and (C) new Class B Stock Purchase Warrants to the Option C Holders to purchase an aggregate of 2,466,200 shares of our Common Stock at an exercise price of $1.00 per share, in exchange for outstanding Class B Stock Purchase Warrants to purchase an aggregate of 2,090,000 shares of our Common Stock at an exercise price of $1.75 per share (collectively, the “Warrants”).

All of the Warrants vest immediately and expire on April 10, 2013.  The holders of the Warrants may not exercise a Warrant, if, after giving effect to such issuance after exercise, such holder would beneficially own more than 4.99% of our outstanding Common Stock.  The Warrants also contain standard anti-dilution provisions in the event of stock dividends, splits or other dilutive transactions.

We relied on the exemption from registration contained in Section 3(a)(9) of the Securities Act for the issuance of the Warrants. The foregoing description of the Warrants is qualified in its entirety by reference to the Warrants, the forms of which are attached as Exhibits 4.2, 4.3 and 4.4, respectively, to this Form 8-K.

Common Stock

On June 8, 2010, we issued an aggregate of 978,702 shares of our Common Stock to the holders of our Debentures.   The shares of Common Stock were issued in payment of accrued and unpaid interest owed to such holders through April 10, 2009.  We relied on the exemption from registration contained in Section 4(2) of the Securities Act for the issuance of the Common Stock.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                      Description

4.1	Form of Amended and Restated 8% Convertible Debenture Due April 10, 2011 in favor of the Holders

4.2	Form of Class B Stock Purchase Warrant, dated as of April 10, 2006, issued to the Option A Holders

4.3	Form of Class B Stock Purchase Warrant, dated as of April 10, 2006, issued to the Option B Holders

4.4	Form of Class B Stock Purchase Warrant, dated as of April 10, 2006, issued to the Option C Holders

10.1	Form of Debenture Amendment and Exchange Agreement, dated as of April 10, 2009, between the Company and the Option A Holders

10.2	Form of Debenture Amendment and Exchange Agreement, dated as of April 10, 2009, between the Company and the Option B Holders

10.3	Form of Securities Exchange Agreement, dated as of April 10, 2009, among the Company, the Option C Holders, Snow Becker Krauss P.C., as escrow agent, and Harold L. Brand.

10.4	Form of Waiver and Confirmation by the Option C Holders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBRA Corporation
(Registrant)

Date: June 10, 2010	By:	/s/ Harold Brand
Harold Brand
Chief Executive Officer

Exhibit Index

Exhibit No.                      Description

4.1	Form of Amended and Restated 8% Convertible Debenture Due April 10, 2011 in favor of the Holders

4.2	Form of Class B Stock Purchase Warrant, dated as of April 10, 2006, issued to the Option A Holders

4.3	Form of Class B Stock Purchase Warrant, dated as of April 10, 2006, issued to the Option B Holders

4.4	Form of Class B Stock Purchase Warrant, dated as of April 10, 2006, issued to the Option C Holders

10.1	Form of Debenture Amendment and Exchange Agreement, dated as of April 10, 2009, between the Company and the Option A Holders

10.2	Form of Debenture Amendment and Exchange Agreement, dated as of April 10, 2009, between the Company and the Option B Holders

10.3	Form of Securities Exchange Agreement, dated as of April 10, 2009, among the Company, the Option C Holders, Snow Becker Krauss P.C., as escrow agent, and Harold L. Brand.

10.4	Form of Waiver and Confirmation by the Option C Holders